Rule 497(e)
File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Supplement dated April 27, 2012 to Prospectus dated April 30, 2011, as supplemented December 13, 2011, and August 22, 2011

Currently, Firsthand Technology Opportunities Fund (the “Fund”) is co-managed by Kevin Landis and Han Lee. Effective April 30, 2012, the Fund will be managed solely by Mr. Landis. Mr. Lee will remain in his role as an analyst at the Adviser.